United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2015

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The news release of Franklin Financial Services Corporation, dated July 27, 2015 and attached as Exhibit 99.1, announces its earnings for the three and six months ended June  30, 2015 and is incorporated by reference herein.

Item 8.01  Other Events.

The news release of Franklin Financial Services Corporation, dated July  27, 2015 and attached as Exhibit 99.1, announces a $.19 per share regular cash dividend for the third quarter of 2015 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits.

    The following exhibit is filed herewith:

Number                              Description

   99.1                         News Release, dated July 27, 2015

                                   of Franklin Financial Services Corporation

                                                        SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr., President                                                                                      and Chief Executive Officer

Dated: July 27, 2015

EXHIBIT INDEX

Exhibit Number Description

99.1News release, dated July 27, 2015 of Franklin Financial Services Corporation